                                                                   Exhibit 99.2

                               SANGERTOWN SQUARE

                                New Hartford, NY

                                  $76,500,000


LEHMAN BROTHERS                                              Warburg Dillon Read

Notice to All Potential Investors
================================================================================

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, securities backed by the mortgage loans mentioned herein or derivatives thereof (including options).

INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS AND PROPERTIES. INFORMATION IN THIS MATERIAL REGARDING ANY MORTGAGE ASSETS OR REAL PROPERTIES DISCUSSED HEREIN OR OTHERWISE, IS SUBJECT TO COMPLETION AND CHANGE AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL OFFERING MEMORANDUM FOR ANY RELATED SECURITIES ACTUALLY SOLD TO YOU.


LEHMAN BROTHERS                                              Warburg Dillon Read

Overview
================================================================================

o     Transaction Overview

o     Sponsorship

o     Loan Summary

o     Property Highlights

o     Sales Highlights

o     In-Line Lease Rollover Profile

o     Financial Highlights

o     Competitive Retail Properties


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Transaction Overview
================================================================================

o     $76,500,000 first mortgage loan

      -     Expected shadow rating of BBB
      -     10 year term (ARD)
      -     Fixed interest rate of 8.82%
      -     30-year amortization schedule
      -     Hyper-amortization feature

o The loan is secured by the fee simple interest in Sangertown Square (the "Property"), an 855,360 square foot fully enclosed regional mall located in New Hartford (Utica), New York. The Property, which was built in 1980, is a single-level center anchored by Sears, JC Penney, Kaufmann's and Bradlees and contains 301,431 square feet of in-line space.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Transaction Overview    (cont'd)
================================================================================

o Sangertown Square is the only enclosed regional mall within a 45 mile radius of its location in New Hartford, New York. According to The Pyramid Companies, on both a gross sales and sales per square foot basis, Sangertown Square is the best performing single-level regional mall in their portfolio. For 1999, total sales are estimated to be $187.3 million and in-line sales are estimated to be $361 per square foot.

o The Property was developed and is currently managed and owned by The Pyramid Companies, which has over 25 years of experience in regional mall development and management.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Transaction Overview    (cont'd)
================================================================================

o     The loan features investment grade credit characteristics:

      -     Initial loan-to-appraised value of 50.3%
      - DSCR of 1.46x (1.64x at the anticipated repayment date based on a projected loan balance of $68.2 million) utilizing underwritten net cash flow and the loan constant of 9.50%.

o     The structural loan features include:

      -     Hard lockbox
      - One month debt service reserve and significant on-going reserves for tenant improvements, leasing commissions and capital replacements.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Sponsorship
================================================================================

o The Pyramid Companies is one of the largest developers, owners and managers of one and two-level regional enclosed shopping centers in the Northeast.

o As of December 1999, The Pyramid Companies owned 25 regional shopping malls and power centers comprising over 20 million square feet under management, including 16 regional shopping malls with 17 million square feet. Total developed real estate GLA equals 29 million square feet through 1999.

o Pyramid has over 25 years of experience in all aspects of shopping center management, leasing, development, renovation, expansion and acquisition.

      - #14 out of the top 50 shopping center owners in the U.S. (Shopping Center World, January and March 1998 editions)
      - #20 out of the top 100 shopping center managers in the U.S. (Shopping Center World, January and March 1998 editions)


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Loan Summary
================================================================================

o     Loan Amount:                      $76,500,000 split into two notes:
                                        $63,000,000 A Note & $13,500,000 B Note

o     Loan Description:                 Fixed rate, fee interest, first lien
                                        loan. However, payments on the B Note
                                        are subordinate to payments on the A
                                        Note.

o     Collateral:                       Sangertown Square, an 855,360 square
                                        foot, fully enclosed regional mall
                                        located in New Hartford, New York

o     Interest Rate:                    8.82%

o     Anticipated Repayment Date:       December 1, 2009


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Loan Summary (cont'd)
================================================================================

o     Amortization:                     30 years; hyper-amortization(1)
                                        commencing after the Anticipated
                                        Repayment Date

o     Lockout Period:                   Two years from securitization

o     Prepayment:                       Defeasance in whole allowed after
                                        Lockout Period; prepayment window
                                        without penalty 60 days prior to
                                        Anticipated Repayment Date

(1) The interest rate for the Sangertown Square loan after the Anticipated Repayment Date shall be fixed at the greater of: the sum of the regular interest rate plus 5%, or the sum of the yield on a US Treasury Note with a term equal to the term of the loan from the Anticipated Repayment Date to the Final Maturity Date plus 5%. After the Anticipated Repayment Date, available excess cash flow will be used to pay down any outstanding principal.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Loan Summary (cont'd)
================================================================================

o     Cash Management:                  Hard Lockbox

o     Reserves:

      -     Replacement                 $175,000/year
      -     Tenant Rollover             $200,000/year
      -     Renovation                  $2,000,000(1)
      -     Tax & Insurance             Funded monthly based on estimated
                                        annual expenses
      -     Debt Service                One month of debt service (2)

o     Subordinate Debt:                 None allowed

(1) In the event that the borrower has not substantially completed a major renovation of the property by 12/1/08, borrower will be required to establish such renovation reserve.

(2) Subject to release based on achievement of certain NOI tests (trailing 12-months NOI should at least be $11.3 mm).


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights
================================================================================

                               [GRAPHIC OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights (cont'd)
================================================================================

                                  [MAP OMITTED]


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights (cont'd)
================================================================================

o Sangertown Square is the only enclosed regional shopping center in its trade area, with no other enclosed mall within 45 miles.

o According to The Pyramid Companies, on both a gross sales and sales per square foot basis, Sangertown Square is the best performing single-level regional mall in their portfolio. For 1999, total sales are estimated to be $187.3 million and in-line sales are estimated to be $361 per square foot.

o The mall was originally built in 1980. Much of its success is due to a strong lineup of national tenants, and its ability to add new stores (Old Navy and American Eagle in 1997, Circuit City in 1998, Staples in 2000).

o Sangertown Square enjoys a visible and accessible location just six miles south of downtown Utica. Easy access to the mall is provided via four entry points from major regional highways.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights (cont'd)
================================================================================

o     Location:                         New Hartford, New York

o     Square Feet:                      855,360 square foot

o     Property:                         Single-level regional mall

o     Overall Occupancy:                96% as of November 1999(1)

o     In-line Occupancy:                89% as of November 1999 (1)

o     Year Built/Renovated:             1980 / 1981, 1995 and 1998

o     Borrower:                         Special-purpose, bankruptcy remote
                                        limited partnership affiliated with The
                                        Pyramid Companies

o     Sponsor:                          The Pyramid Companies

(1) Includes London Fog (11,634 sf) which will vacate its space upon liquidation of its inventory as a result of its recent bankruptcy.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights (cont'd)
================================================================================

o     Borrower's Property Interest:     Fee Simple

o     Anchor Tenants:                   Sears (152,619 sf), JC Penney (149,662
                                        sf), Kaufmann's (139,634 sf) and
                                        Bradlees (84,800 sf)

o     Sales Figures:

      -     1999 Total Sales(1):        $187.3 million
      -     1999 In-Line Sales(1):      $361 per square foot

o     1999 Occupancy Cost:              12% of Sales

o     Appraised Value:                  $152.0 million

o     Initial LTV:                      50.3%

(1) Estimated by borrower for full year 1999 based on actual figures through September 30, 1999.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Property Highlights (cont'd)
================================================================================

o     DSCR (NCF):                       1.46x(1)

o     DSCR at ARD (NCF):                1.64x(2)

(1) Calculated based on underwritten net cash flow of $10,616,519 and an actual debt service constant of 9.50%.
(2) Calculated based on projected balance of $68.2 mm at Anticipated Repayment Date

Sangertown Square
Property Highlights (cont'd)
================================================================================

                                  -----------  ---------   ----------  --------------
                                  Long-Term
                                    Square     % of Total    Lease     Credit Ratings
                                    Footage       GLA      Expiration  (Moody's/S&P)
                                  -----------  ---------   ----------  --------------
o   Anchors

-     Sears                         152,619       17.8%      7/31/10       A3 / A-

-     JC Penney                     149,662       17.5      11/30/08      A3 / BBB+

-     Kaufmann's (May)              139,634       16.3       1/31/06       A1 / A+

-     Bradlees                       84,800        9.9      10/31/06       NR / NR
                                    -------      -----
      Subtotal: Anchor Tenants      526,715       61.6%

o   Major Tenants

-     Hoyt's Cinema                  27,214        3.2%      7/31/01       NR / NR

-     Circuit City                   21,485        2.5       1/31/19       NR / NR

-     Klein's All Sport              18,075        2.1      11/17/06       NR / NR

-     Old Navy                       15,500        1.8      10/14/02        A2 / A
                                    -------      -----
      Subtotal: Major Tenants        82,274        9.6%

o   Additional Mall Stores          246,371       28.8%
                                    -------      -----
o   Total GLA                       855,360      100.0%


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Sales Highlights
================================================================================

                                                ----        ----     -------
                                                1997        1997     1999(1)
                                                ----        ----     -------
o    Total Mall Sales ($ million)               $154.6     $168.2     $187.3

o    In-line Sales Per Square Foot              $328       $336       $361

o    Average Occupancy                            98%        98%        96%(2)

(1) Projected figures by borrower based on actual 1999 figures through September 1999.

(2) As of November 1999. Includes London Fog (11,634 sf) which will vacate its space upon liquidation of its inventory as a result of its recent bankruptcy.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
In-Line Lease Rollover Profile(1)
================================================================================

     [The following table was represented as chart in the printed material.]

          % of GLA Expiring        Cumulative Expiration
          -----------------        ---------------------

2000             8.3%                       8.3%
2001             4.9%                      13.1%
2002            14.1%                      27.2%
2003             5.2%                      32.5%
2004             3.9%                      36.4%
2005             7.9%                      44.3%
2006            13.1%                      57.4%
2007            14.9%                      72.3%
2008             8.4%                      80.7%
2009             9.5%                      90.1%

(1) Based upon the expiration of in-line leases currently in place excluding Hoyt's Cinema.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Financial Highlights
================================================================================

                                      -----------   -----------      -----------   -----------
                                                                                        UW
                                         1997          1998             1999(1)      Cashflow
                                      -----------   -----------      -----------   -----------
o     Revenue                         $15,273,619   $15,974,274      $16,242,371    16,332,032
o     Operating Expenses                5,458,152     5,433,962        5,422,656     5,383,690
                                      -----------   -----------      -----------   -----------
o     Net Operating Income            $ 9,815,467   $10,540,312      $10,819,715   $10,938,342
o     TI, LC & Replacement Reserves                                                    321,823
                                                                                   -----------
o     Net Cash Flow                                                                $10,616,519
                                                                                   ===========

(1)   1999 numbers represent unaudited figures for full year.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Financial Highlights (cont'd)
================================================================================

Underwriting Assumptions

o     Revenues:

      - Underwritten base rent includes all in-place rental income categories including Specialty Income, Expense Reimbursements, Percentage Rent and Other Income based on nine months of actuals through September 1999 annualized.
      -     Other Income has been adjusted for non-recurring items.

o     Operating Expenses:

      - Underwritten operating expenses are based on nine months of actuals through September 1999 annualized.
      -     Management fee is 4% of EGI less Expense Recoveries and Other
            Income.

o     TI, LC and Replacement Reserves:

      -     Replacement Reserves are $0.15 psf.
      - Tenant Improvements are calculated based on the average of actual rollover during the next 11 years (excluding anchors and the cinema). Tenant improvements and leasing commissions are $8.00 psf and $5.00 psf, respectively, for new tenants and $4.00 psf and $2.50 psf, respectively, for renewals.


LEHMAN BROTHERS                                              Warburg Dillon Read

Sangertown Square
Competitive Retail Properties
================================================================================

------------------    ------------------     ---------------      ----------      ----------------------
    Property               Location            Year Built/         Size (sf)       Anchor/Major Tenants
                                               Renovated
------------------    ------------------     ---------------      ----------      ----------------------
New Hartford            New Hartford, NY     1964 / On-going       392,680         Ames Department Store
Shopping Center(1)   (Two miles northeast
                     of Sangertown Square)

Riverside Plaza          Utica, NY          1973 / early 1990's    662,450        Wal-Mart, BJ's Wholesale
                     (Eigh miles north                                               Club, Lowe's Home
                    of Sangertown Square)                                             Improvement and
                                                                                      Montgomery Ward

Carousel Center(1)       Syracuse, NY           1990 / 1999      1,500,000        Kaufmann's, JC Penney,
                      (55 miles west of                                             Lord & Taylor and
                     of Sangertown Square)                                           Homeplace Hills

(1)   Owned by The Pyramid Companies.


LEHMAN BROTHERS                                              Warburg Dillon Read